EXHIBIT 23.2


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                      INDEPENDENT AUDITORS' CONSENT

Securities and Exchange Commission
Washington, D.C.


We consent to the use in this Registration Statement of Kranem Corporation, d/b/a Learningwire.com on Form SB-2, of our report dated July 30, 2004, appearing in the Prospectus.




/s/ Cordovano and Honeck, P.C.
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Cordovano and Honeck, P.C.
Denver, Colorado
February 11, 2005